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                                                                    Exhibit 23.1

                        [LETTERHEAD OF BERG & COMPANY]


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-8, under the caption "Experts", the reference to our report dated April 13, 1999 with respect to the Financial Statements of Kaire Holdings Incorporated, for the year ended December 31, 1998.


                                              /s/ Berg & Company LLP

                                              Berg & Company LLP
February 9, 2000
San Francisco, California